UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                      October 19, 2005 (October 19, 2005)

                            GEORGIA GULF CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                 1-9753                 58-1563799
 (State or Other Jurisdiction of   (Commission             (IRS Employer
          Incorporation)           File Number)         Identification Number)


           115 Perimeter Center Place, Suite 460, Atlanta, GA         30346
               (Address of Principal Executive Offices)             (Zip Code)


       Registrant's Telephone Number, including area code: (770) 395-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

     The  following  information  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 19, 2005, Georgia Gulf Corporation issued a press release describing the resumption of operations at its plants affected by Hurricanes Katrina and Rita. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into Item 8.01 of this Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits.

99.1     Press Release Dated October 19, 2005


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 19, 2005

                                               Georgia Gulf Corporation

                                   By:      /s/ JOEL I. BEERMAN
                                   --------------------------------------------
                                   Name:    Joel I. Beerman
                                   Title:   Vice President, General Counsel and
                                            Secretary

                                  EXHIBIT INDEX

99.1     Press Release dated October 19, 2005